UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2009

GRAFTECH INTERNATIONAL LTD.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13888	06-1385548
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

12900 Snow Road

Parma, Ohio 44130

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: 216-676-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	Other Events.

GrafTech International Ltd. (“we”, “us” or “our”) is filing this Current Report on Form 8-K to provide retroactive application to our historical annual financial statements that were previously included in our Annual Report on Form 10-K for the year ended December 31, 2008 (“2008 Form 10-K”). These financial statements have been revised for the adoption of Financial Accounting Standards Board (FASB) Staff Position APB 14-1, Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement), or FSP APB 14-1. FSP APB 14-1 affects our accounting for our $225 million principal amount of our 1  5/8% Convertible Senior Debentures Due 2024 (the “Debentures”), issued pursuant to the Indenture dated as of January 22, 2004, among us as Issuer, certain of our subsidiaries as Guarantors, and U.S. Bank National Association as trustee. All of the Debentures were redeemed or converted into our Common Stock in June 2008 and no principal amount of the Debentures has been outstanding since then.

FSP APB 14-1 requires issuers of certain convertible debt instruments that may be settled wholly or partially in cash on conversion or settlement to separately account for the liability (debt) and equity (conversion option) components of the instrument in a manner that reflects the issuer’s nonconvertible debt borrowing rate. The Company adopted FSP APB 14-1 as of January 1, 2009. FSP APB 14-1 requires retroactive application to all periods presented. Early adoption was not permitted nor were existing or previously extinguished instruments excepted from its application. The adoption of FSP APB 14-1 impacts the historical accounting for the Debentures.

The following Items of our 2008 Form 10-K are being adjusted retrospectively to reflect the adoption of the accounting pronouncements described above (which Items as adjusted are attached as Exhibits hereto and hereby incorporated by reference herein):

Item 6 — Selected Financial Data

Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations

Item 8 — Consolidated Financial Statements and Supplementary Data

The historical annual financial information reflecting the retrospective application of FSP APB 14-1 included in the Exhibits attached to this Current Report on Form 8-K supersedes in its entirety the historical financial information contained in those sections of our 2008 Form 10-K. No Items of our 2008 Form 10-K other than those identified above are being revised by this filing. The information in this Form 8-K does not reflect any event or development occurring after February 27, 2009, the date on which we filed our 2008 Form 10-K. Except as described above, we have not modified or updated any disclosures in our 2008 Form 10-K. Without limitation of the foregoing, this filing does not purport to update the Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in our 2008 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management. For a discussion of events and developments subsequent to the filing of the 2008 Form 10-K, please refer to our Securities and Exchange Commission filings since that date. In our Quarterly Report on Form 10-Q for the period ended March 31, 2009, our Quarterly Report on Form 10-Q for the period ended June 30, 2009 and our Quarterly Report on Form 10-Q for the period ended September 30, 2009, we adjusted the unaudited condensed consolidated financial statements for the quarters ended March 31, June 30 and September 30, 2008, respectively, to reflect the retroactive application of FSP APB 14-1. This Current Report on Form 8-K should be read in conjunction with our 2008 Form 10-K and such Quarterly Reports on Form 10-Q and other filings.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Description

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Selected Financial Data (adjusted to reflect the retrospective application of FSP APB 14-1).

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations (adjusted to reflect the retrospective application of FSP APB 14-1).

99.3	Consolidated Financial Statements and Supplementary Data (adjusted to reflect the retrospective application of FSP APB 14-1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GRAFTECH INTERNATIONAL LTD.

Date: December 4, 2009	By:	/s/ Mark R. Widmar
Mark R. Widmar
Chief Financial Officer and Vice President

Exhibit Index

Number	Description

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Selected Financial Data (adjusted to reflect the retrospective application of FSP APB 14-1).

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations (adjusted to reflect the retrospective application of FSP APB 14-1).

99.3	Consolidated Financial Statements and Supplementary Data (adjusted to reflect the retrospective application of FSP APB 14-1).